As filed with the Securities and Exchange Commission on April 18, 2003
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             INTER-TEL, INCORPORATED
             (Exact name of Registrant as specified in its charter)


                                   1615 S. 52nd Street
             Arizona                 Tempe, AZ 85281            86-0220994
(State or other jurisdiction of   (Address of principal      (I.R.S. Employer
incorporation or organization)     executive offices)     Identification Number)


                          1997 Long-Term Incentive Plan
                            (Full title of the plan)


                                Steven G. Mihaylo
         Chairman of the Board of Directors and Chief Executive Officer
                             INTER-TEL, INCORPORATED
                               1615 S. 52nd Street
                                    Tempe, AZ
                     (Name and address of agent for service)


                                 (480) 449-8900
          (Telephone number, including area code, of agent for service)

                                   COPIES TO:

                               Robert G. Day, Esq.
                               Caine T. Moss, Esq.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300


                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                          Proposed Maximum       Proposed Maximum
                                           Amount to     Offering Price Per     Aggregate Offering      Amount of
Title of Securities to be Registered     be Registered         Share                  Price          Registration Fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value,
  available for issuance under the
  1997 Long-Term Incentive Plan......        622,725         $13.75 (1)             $8,562,469           $692.70(2)
---------------------------------------------------------------------------------------------------------------------
TOTAL................................        622,725                                $8,562,469           $692.70
=====================================================================================================================

(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee, based on the average of the high and low price per share of the common stock as reported on the Nasdaq National Market on April 14, 2003.
(2)  Previously paid.

================================================================================

                             INTER-TEL, INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-8

  Statement Under General Instruction E - Registration of Additional Securities

     Inter-Tel, Incorporated (the "Registrant") previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on March 28, 2002 (SEC File No. 333-85098) (the "Original Filing"). The Original Filing was filed in connection with, among other things, the Registrant's 1997 Long-Term Incentive Plan, as amended (the "Plan"). This Registration Statement registers additional shares of the Registrant's Common Shares to be issued pursuant to the Plan. The contents of the Original Filing, including periodic reports that the Registrant filed, or that it will file, after the Original Filing to maintain current information about the Registrant, are incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

     Exhibit
     Number
     ------
      4.1*     1997 Long-Term Incentive Plan, as amended
      5.1      Opinion of John L. Gardner
      23.1     Consent of Independent Auditors
      23.2     Consent of Counsel (contained in Exhibit 5.1)
      25.1     Power of Attorney (included on the signature page to this
               Registration Statement)

* Incorporated by reference to the Registrant's Registration Statement on Form S-8 (SEC File No. 333-85098)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on this 18th day of April, 2003.

                                        INTER-TEL, INCORPORATED


                                        By: /s/ Kurt R. Kneip
                                            ------------------------------------
                                            Kurt R. Kneip

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kurt R. Kneip and John L. Gardner, and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

      Signature                         Title                          Date
      ---------                         -----                          ----

 /s/ Steven G. Mihaylo      Chairman of the Board, President      April 14, 2003
-----------------------     and Chief Executive Officer
  Steven G. Mihaylo         (Principal Executive Officer)


   /s/ Norman Stout         Executive Vice President and          April 14, 2003
-----------------------     Chief Administrative Officer
     Norman Stout


 /s/ Craig W. Rauchle       Executive Vice President and          April 14, 2003
-----------------------     Chief Operating Officer
   Craig W. Rauchle


  /s/ Kurt R. Kneip         Chief Financial Officer               April 14, 2003
-----------------------
    Kurt R. Kneip


/s/ J. Robert Anderson      Director                              April 14, 2003
-----------------------
  J. Robert Anderson


 /s/ Jerry W. Chapman       Director                              April 14, 2003
-----------------------
   Jerry W. Chapman


    /s/ Gary Edens          Director                              April 14, 2003
-----------------------
      Gary Edens

                            Director
-----------------------
   C. Roland Haden

                                INDEX TO EXHIBITS

Exhibit
Number                           Description
 4.1*      1997 Long-Term Incentive Plan, as amended
 5.1       Opinion of John L. Gardner, General Counsel
 23.1      Consent of Independent Auditors
 23.2      Consent of Counsel (contained in Exhibit 5.1)
 25.1 Power of Attorney (included on the signature page to this Registration Statement)

* Incorporated by reference to the Registrant's Registration Statement on Form S-8 (SEC File No. 333-85098)